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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Copelco Capital Funding LLC 99-1:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Registration Statement.

KPMG LLP

New York, New York

March 11, 1999